UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2008

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-145588	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12550 Fuqua St.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 2.01
Exhibit 10.1.1
Exhibit 99.2
Exhibit 99.3

EXPLANATORY NOTE

On March 4, 2008, Orion Marine Group, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the completion of the purchase by the Company of substantially all of the assets of Subaqueous Services, Inc. (Items 1.01 and 2.01).

This amendment provides the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial statements of business acquired
The following financial statements of Subaqueous Services, Inc. required by this Item 9.01 are filed with this report:
Audited financial statements of Subaqueous Services, Inc. as of December 31, 2007 and for the year then ended.

 (b)           Pro forma financial information
The following pro forma financial information required by this Item 9.01 is filed with this report:
Unaudited pro forma condensed combined balance sheet as of December 31, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007 of Orion Marine Group, Inc. and Subaqueous Services, Inc.

 (c)           Exhibits

Exhibit No.                      Description

2.01*	Purchase Agreement by and among Lance Young and Orion Marine Group, Inc., dated February 29, 2008 (previously filed as an exhibit to this Current Report on Form 8-K on March 4, 2008)

10.1.1*
First Amendment to Loan Agreement dated February 29, 2008, among the Company, the lenders party thereto and Amegy National Association, a national banking association, as agent (previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed on May 8, 2008)

10.22	Lease Agreement dated February 29, 2008 between Subaqueous Services, LLC and Hill Street, LLC (to be filed by amendment)

99.1
Orion Marine Group, Inc. press release dated February 29, 2008 announcing the acquisition of substantially all of the assets of Subaqueous Services, Inc. (previously filed as an exhibit to this Current Report on Form 8-K on March 4, 2008)

99.2*	Audited financial statements of Subaqueous Services, Inc. as of December 31, 2007 and for the year then ended.

99.3*
Unaudited pro forma condensed combined balance sheet as of December 31, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007 of Orion Marine Group, Inc. and Subaqueous Services, Inc.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION MARINE GROUP, INC.

____/s/  Mark R. Stauffer________
By:           Mark R. Stauffer
Title:           Chief Financial Officer

Date:  May 13, 2008

EXHIBIT INDEX

Exhibit No.                      Description

2.01*	Purchase Agreement by and among Lance Young and Orion Marine Group, Inc., dated February 29, 2008 (previously filed as an exhibit to this Current Report on Form 8-K on March 4, 2008)

10.1.1*
First Amendment to Loan Agreement dated February 29, 2008, among the Company, the lenders party thereto and Amegy National Association, a national banking association, as agent (previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed on May 8, 2008)

99.2*	Audited financial statements of Subaqueous Services, Inc. as of December 31, 2007 and for the year then ended.

99.3*
Unaudited pro forma condensed combined balance sheet as of December 31, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007 of Orion Marine Group, Inc. and Subaqueous Services, Inc.